Exhibit 99.2

Contact:	Susan E. Moss
Investor Relations
(502) 596-6569

KINDRED HEALTHCARE BOARD OF DIRECTORS DECLARES

CASH DIVIDEND OF $0.12 PER COMMON SHARE AND APPROVES SCHEDULED PREFERRED STOCK INSTALLMENT PAYMENT OF $18.75 PER PREFERRED SHARE

LOUISVILLE, Ky. (November 4, 2015) – Kindred Healthcare, Inc. (“Kindred” or the “Company”) (NYSE:KND) today announced that its Board of Directors approved the payment of a cash dividend of $0.12 per common share to its common shareholders. The dividend will be paid on December 11, 2015 to common shareholders of record as of the close of business on November 18, 2015.

Kindred also today announced that its Board of Directors has approved payment in cash of the scheduled December 1, 2015 installment payment of $18.75 per share of the Company’s Mandatory Redeemable Preferred Stock, Series A. The installment payment will be paid on December 1, 2015 to the preferred shareholders of record as of 5:00 p.m., New York City time, on November 15, 2015.

Future declarations of dividends and installment payments will be subject to the approval of Kindred’s Board of Directors.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the Company’s expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements in this press release concerning the Company’s business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

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680 South Fourth Street      Louisville, Kentucky 40202

502.596.7300        www.kindredhealthcare.com

Kindred Healthcare Board of Directors Declares Cash Dividend of $0.12 Per Common Share and Approves Scheduled Preferred Stock Installment Payment of $18.75 Per Preferred Share

November 4, 2015

Other factors that may affect the Company’s plans, results or stock price are set forth in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

About Kindred Healthcare

Kindred Healthcare, Inc., a top-95 private employer in the United States, is a FORTUNE 500 healthcare services company based in Louisville, Kentucky with annual revenues of approximately $7.2 billion(1). At September 30, 2015, Kindred through its subsidiaries had approximately 102,200 employees providing healthcare services in 2,723 locations in 47 states, including 95 transitional care hospitals, 18 inpatient rehabilitation hospitals, 90 nursing centers, 20 sub-acute units, 626 Kindred at Home home health, hospice and non-medical home care sites of service, 101 inpatient rehabilitation units (hospital-based) and a contract rehabilitation services business, RehabCare, which served 1,773 non-affiliated sites of service. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for six years, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve. For more information, go to www.kindredhealthcare.com. You can also follow us on Twitter and Facebook.

(1)	Revenues were computed by combining the twelve months ended December 31, 2014 data for Kindred, Gentiva Health Services, Inc., which was acquired by the Company on February 2, 2015, and Centerre Healthcare Corporation, which was acquired by the Company on January 1, 2015.

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